Exhibit 99.2

GUARDIAN 8 HOLDINGS

AUDIT COMMITTEE CHARTER

Effective April 1, 2012

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I. Purpose

The primary functions of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (i) Guardian 8’s systems of internal controls regarding finance, accounting, legal compliance and ethical behavior; (ii) Guardian 8’s auditing, accounting and financial reporting processes generally; (iii) Guardian 8’s financial statements and other financial information provided by Guardian 8 to its stockholders, the public and others; (iv) Guardian 8’s compliance with legal and regulatory requirements; (v) safeguarding Guardian 8’s assets; and (vi) the performance of Guardian 8’s Corporate Accounting Department and independent auditors. Consistent with these functions, the Committee will encourage continuous improvement of, and foster adherence to, Guardian 8’s policies, procedures and practices at all levels.

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of Guardian 8 and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits or to determine that Guardian 8’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Management and the independent auditors.

II. Organization

The Audit Committee shall be comprised of up to three directors, as determined by the Board of Directors, each of whom shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act of 1934, the American Stock Exchange and any other regulatory requirements, unless an exemption from such requirements is available.

Committee members shall be elected by the Board at the annual meeting of the Board of Directors on the recommendation of the Governance, Compensation and Nominating Committee or the full Board; members shall serve until their successors shall be duly elected and qualified. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III. Meetings

The Audit Committee shall meet four times per year on a quarterly basis, or more frequently as circumstances require. The Committee shall require members of Management, the Corporate Accounting Department, when formed, the independent auditors and others to attend meetings and to provide pertinent information, as necessary. As part of its job to foster open communications, the Committee shall meet in separate executive sessions during each of its four regularly scheduled meetings with Management, the head of the Corporate Accounting Department and Guardian 8’s independent auditors to discuss any matters that the Committee (or any of these groups) believes should be discussed privately.

IV. Responsibilities and Duties

In recognition of the fact that Guardian 8’s independent auditors are ultimately accountable to the Audit Committee, the Committee shall have the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Committee shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Committee shall consult with Management but shall not delegate these responsibilities.

To fulfill its responsibilities and duties, the Audit Committee shall:

With respect to the independent auditors:

1.
Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between Management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

2.
Have the sole authority to review in advance, and grant any appropriate pre-approvals of, (i) all auditing services to be provided by the independent auditors and (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934, and (iii) connection therewith to approve all fees and other terms of engagement. The Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.

3.	Review the performance of Guardian 8’s independent auditors on at least an annual basis.

4.
On an annual basis, review and discuss with the independent auditors all relationships the independent auditors have with Guardian 8 in order to evaluate the independent auditors’ continued independence. The Committee: (i) shall ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with Independent Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors’ independence.

5.
At least annually, obtain and review an annual report from the independent auditors describing (i) the independent auditors’ internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

6.
Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit, for Guardian 8’s independent auditors has not performed audit services for Guardian 8 for each of the five previous fiscal years.

7.	Review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Securities Exchange Act of 1934.

8.	Review, based upon the recommendation of the independent auditors and the Corporate Accounting Department, the scope and plan of the work to be done by the independent auditors for each fiscal year.

9.
It is the policy of the Audit Committee that Guardian 8 will not, without the prior written approval of the Audit Committee, employ in an accounting or finance role or financial reporting oversight role, any person who was employed by Guardian 8’s independent public accounting firm if employing such person would cause Guardian 8’s independent public accounting firm to no longer be deemed to be independent under applicable law.

With respect to financial statements:

10.
Review and discuss with Management, the Corporate Accounting Department and the independent auditors Guardian 8’s quarterly financial statements (including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the independent auditors’ review of the quarterly financial statements) prior to submission to stockholders, any governmental body, any stock exchange or the public.

11.
Review and discuss with Management, the Corporate Accounting Department and the independent auditors Guardian 8’s annual audited financial statements (including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations”).

12.	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

13.
Recommend to the Board of Directors, if appropriate, that Guardian 8’s annual audited financial statements be included in Guardian 8’s annual report on Form 10-K for filing with the Securities and Exchange Commission.

14.
Prepare the report required by the Securities and Exchange Commission to be included in Guardian 8’s annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

Periodic and Annual Reviews:

15.
Periodically review separately with each of Management, the independent auditors and the Corporate Accounting Department (i) any significant disagreement between Management and the independent auditors or the Corporate Accounting Department in connection with the preparation of the financial statements, (ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information), and (iii) Management’s response to each.

16.
Periodically discuss with the independent auditors, without Management being present, (i) their judgments about the quality, appropriateness, and acceptability of Guardian 8’s accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of Guardian 8’s financial statements.

17.
Consider and approve, if appropriate, significant changes to Guardian 8’s accounting principles and financial disclosure practices as suggested by the independent auditors, Management or the Corporate Accounting Department. Review with the independent auditors, Management and the Corporate Accounting Department, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

18.
Review with Management, the independent auditors, the Corporate Accounting Department and Guardian 8’s counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on Guardian 8’s financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

19.
Obtain and review an annual report from Management relating to the accounting principles used in preparation of Guardian 8’s financial statements (including those policies for which Management is required to exercise discretion or judgments regarding the implementation thereof).

Discussions with Management:

20.
Review and discuss with Management Guardian 8’s earnings press releases (including the use of “pro forma” or “adjusted” non-GAAP information) as well as financial information and earnings guidance provided to analysts and rating agencies.

21.
Review and discuss with Management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of Guardian 8 with unconsolidated entities or other persons, that may have a material current of future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

22.
Inquire about the application of Guardian 8’s accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) Guardian 8’s provisions for future occurrences which may have a material impact on the financial statements of Guardian 8.

23.
Review and discuss with Management (i) Guardian 8’s major financial risk exposures and the steps Management has taken to monitor and control such exposures (including Management’s risk assessment and risk management policies), and (ii) the program that Management has established to monitor compliance with its code of business ethics and conduct for directors, officers and employees.

24.	Review and discuss with Management all disclosures made by Guardian 8 concerning any material changes in the financial condition or operations of Guardian 8.

25.
Obtain explanations from Management for unusual variances in Guardian 8’s annual financial statements from year to year, and review annually the independent auditors’ letter of the recommendations to Management and Management’s response.

With respect to the internal audit function and internal controls:

26.	Review, based upon the recommendation of the independent auditors and the Chief Financial Officer, the scope and plan of the work to be done by the Corporate Accounting Department.

27.	Review on an annual basis the performance of the Corporate Accounting Department.

28.
In consultation with the independent auditors and the Corporate Accounting Department, (a) review the adequacy of Guardian 8’s internal control structure and system, and the procedures designed to insure compliance with laws and regulations, and (b) discuss the responsibilities, budget and staffing needs of the Corporate Accounting Department.

29.
Establish procedures for (i) the receipt, retention and treatment of complaints received by Guardian 8 regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of Guardian 8 of concerns regarding questionable accounting or auditing matters.

Related Party Transactions:

30.	Establish a policy for the review, approval and ratification of related party transactions.

31.	Oversee the related party transaction policy and review and amend the policy from time to time.

32.	Approve or ratify related party transactions in accordance with the related party transaction policy.

Other:

33.	Oversee the policy set forth in paragraph 9 above for Guardian 8’s hiring of employees or former employees of the independent auditors who were engaged on Guardian 8’s account.

34.	Review any Management decision to seek a second opinion from independent auditors other than Guardian 8’s regular independent auditors with respect to any significant accounting issue.

35.	Review with Management and the independent auditors the sufficiency and quality of the Corporate Accounting Department staff and other financial and accounting personnel of Guardian 8.

36.	Review and reassess the adequacy of this Charter annually and recommend to the Board any changes the Committee deems appropriate.

37.	The Committee shall conduct an annual performance evaluation of itself.

38.	Perform any other activities consistent with this Charter, Guardian 8’s By-laws and governing law as the Committee or the Board deems necessary or appropriate.

39.	This Charter will be made available on Guardian 8’s website at “www.Guardian 8.com”.

V. Resources

The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Committee. The Committee may request any officer or employee of Guardian 8 or Guardian 8’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Committee.

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